                                                                     EXHIBIT 3.2

                               TABLE OF CONTENTS

                         AMENDED AND RESTATED BY-LAWS

                                      OF

                           RED MAN PIPE & SUPPLY CO.

                            AN OKLAHOMA CORPORATION

ARTICLE/SECTION     CAPTION                                            PAGE
---------------     -------                                            ----
ARTICLE I           OFFICES AND FISCAL YEAR.......................       1
1.01                Registered Office.............................       1
1.02                Other Offices.................................       1
1.03                Fiscal Year...................................       1

ARTICLE II          MEETINGS OF SHAREHOLDERS......................       1
2.01                Place of Meeting..............................       1
2.02                Annual Meeting................................       2
2.03                Business at Annual Meeting....................       2
2.04                Special Meetings..............................       4
2.05                Notice of Meetings............................       4
2.06                Quorum, Manner of Acting and
                     Adjournment..................................       5
2.07                Organization..................................       6
2.08                Voting, Proxies...............................       6
2.09                Action by Shareholders in
                     Lieu of Meeting..............................       7
2.10                Voting Lists..................................       7

ARTICLE III         BOARD OF DIRECTORS............................       8
3.01                Powers........................................       8
3.02                Number and Term of Office.....................       8
3.03                Nominations...................................       9
3.04                Resignations..................................      11
3.05                Vacancies and Newly Created
                     Directorships................................      11
3.06                Organization..................................      12
3.07                Place of Meeting..............................      12
3.08                Organization Meeting..........................      12
3.09                Regular Meetings..............................      12
3.10                Special Meetings..............................      13
3.11                Conference Telephone Meetings.................      13
3.12                Quorum, Manner of Acting and
                     Adjournment..................................      14
3.13                Committees....................................      14
3.14                Consent of Directors in Lieu
                     of Meeting...................................      16
3.15                Presumption of Assent.........................      16
3.16                Compensation of Directors.....................      17
3.17                Holders of Preferred Stock....................      17

ARTICLE/SECTION  CAPTION                                  PAGE
---------------  -------                                  ----
ARTICLE IV       NOTICES, WAIVERS.......................  18
4.01             Notice, What Constitutes...............  18
4.02             Waivers of Notice......................  18

ARTICLE V        OFFICERS...............................  19
5.01             Number, Qualification and
                  Designation...........................  19
5.02             Election and Term of Office............  19
5.03             Other Officers, Committees
                  and Agents............................  19
5.04             Chairman of the Board and Vice
                 Chairman...............................  20
5.05             President..............................  21
5.06             Vice Presidents........................  21
5.07             Secretary and Assistant Secretaries....  22
5.08             Treasurer and Assistant Treasurers.....  22
5.09             Officers' Bonds........................  23
5.10             Compensation...........................  23
5.11             Action with Respect to Securities
                  of Other Corporations.................  24

ARTICLE VI       CAPITAL STOCK..........................  24
6.01             Issuance...............................  24
6.02             Regulations Regarding Certificates.....  26
6.03             Stock Certificates.....................  26
6.04             Lost, Stolen, Destroyed or
                  Mutilated Certificates................  26
6.05             Record Holder of Shares................  27
6.06             Determination of Shareholders of
                  Record for Voting at Meetings.........  27
6.07             Determination of Shareholders of Record
                  for Dividends and Distributions.......  28
6.08             Determination of Shareholders of
                  Record for Written Consent............  28

ARTICLE VII      INDEMNIFICATION OF DIRECTORS, OFFICERS,
                 AND OTHER AUTHORIZED REPRESENTATIVES...  30
7.01             Indemnification of Authorized
                  Representatives in Third Party
                  Proceedings...........................  30
7.02             Indemnification of Authorized
                  Representatives in Corporate
                  Proceedings...........................  31
7.03             Mandatory Indemnification of
                  Authorized Representatives............  32
7.04             Determination of Entitlement
                  to Indemnification....................  32

ARTICLE/SECTION     CAPTION                            PAGE
---------------     -------                            ----
7.05                Burden of Proof................     33
7.06                Advancing Expenses.............     33
7.07                Employee Benefit Plans.........     33
7.08                Persons Other than Authorized
                    Representatives................     34
7.09                Scope of Article...............     34
7.10                Reliance on Provisions.........     34
7.11                Insurance......................     35
7.12                Rights Continue................     35
7.13                References to Corporation......     35

ARTICLE VIII        GENERAL PROVISIONS.............     36
8.01                Dividends......................     36
8.02                Annual Statements..............     36
8.03                Contracts......................     37
8.04                Checks.........................     37
8.05                Corporate Seal.................     37
8.06                Amendment of By-Laws...........     37

                         AMENDED AND RESTATED BY-LAWS

                                      OF

                           RED MAN PIPE & SUPPLY CO.

                            AN OKLAHOMA CORPORATION


                        ADOPTED ON ____________________


                                   ARTICLE I
                                   ---------
                            OFFICES AND FISCAL YEAR
                            -----------------------

     SECTION 1.01.  REGISTERED OFFICE.  The registered office of the Corporation
     --------------------------------
shall be at 111 West Fifth, Suite 300, in the City of Tulsa, County of Tulsa, State of Oklahoma, 74013, until otherwise established by a vote of the majority of the Board of Directors in office, and a statement of such change is filed in the manner provided by statute. The principal office until changed by the Board of Directors shall be located at 8023 East 63rd, Suite 800, Tulsa, OK 74133.

     SECTION 1.02.  OTHER OFFICES.  The Corporation may have other offices at
     ----------------------------
such other places, both within or without the State of Oklahoma, as the Board of Directors may from time to time determine or the business of the Corporation may require.

     SECTION 1.03.  FISCAL YEAR.  The fiscal year of the Corporation shall end
     --------------------------
on October 31 of each year unless otherwise fixed by resolution of the Board of Directors.

                                  ARTICLE II
                                  ----------
                           MEETINGS OF SHAREHOLDERS
                           ------------------------

     2.01.  PLACE OF  MEETING.  All meetings of the Shareholders of the
     ------------------------
Corporation shall be held at the principal office of the Corporation or at such other place within or without the State of

Oklahoma as shall be designated by the Board of Directors in the notice of the meeting.

     SECTION 2.02.  ANNUAL MEETING.  An annual meeting of the Shareholders of
     -----------------------------
the Corporation, for the election of Directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held in each year on the second Tuesday in May at 9:00 a.m. or at such other date and time as may be established by the Board of Directors. If such day is a legal holiday, the annual meeting shall be held on the following business day.

     SECTION 2.03.  BUSINESS AT ANNUAL MEETING.  No business may be transacted
     -----------------------------------------
at an annual meeting of Shareholders other than business that is:

     A. Specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

     B. Otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

     C. Otherwise properly brought before the annual meeting by any Shareholder of the Corporation who is entitled to vote at such annual meeting in accordance with the following procedures.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must have given written notice thereof to the Secretary of the Corporation not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that if the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Shareholder must be given not later than the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. A Shareholder's notice to the Secretary must set forth the name and record address of such Shareholder, the number and type of shares of stock of the Corporation which are beneficially owned by such Shareholder, and as to each matter such Shareholder proposes to bring before the annual meeting:

     (1) A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

     (2) A description of all arrangements or understandings between such Shareholder and any other person or persons (including their names) in connection with the business; and

     (3) A representation that such Shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The Corporation shall not be obligated to include in its proxy materials any business proposed by a Shareholder. If the Chairman of the annual meeting determines that business was not brought before the annual meeting by a Shareholder in accordance with the foregoing procedures, such business shall not be transacted.

     2.04.  SPECIAL MEETINGS.  Special meetings of the Shareholders of the
     -----------------------
Corporation may be called at any time by the President, the Chairman of the Board, if any, or a majority of the Board of Directors, for any purpose or purposes for which meetings may be lawfully called. At any time, upon written request of any person or persons who have duly called a special meeting, which written request shall state the purpose or purposes of the meeting, it shall be the duty of the President to fix the date of the meeting to be held at such date and time as the President may fix, not less than ten (10) nor more than sixty
(60) days after the receipt of the request, and to give due notice thereof. If the President shall neglect or refuse to fix the time and date of such meeting and give notice thereof, the person or persons calling the meeting may do so.

     SECTION 2.05.  NOTICE OF MEETINGS.  Written notice of the place, date and
     ---------------------------------
hour of every meeting of the Shareholders, whether annual or special, shall be given by the Chairman of the Board, the President, a Vice President, the Secretary or an Assistant Secretary of the Corporation to each Shareholder having voting power with respect to the business to be transacted at such meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Each notice of a special meeting shall state the purpose or purposes for which the meeting is being called. Any meeting at which all Shareholders having voting power with respect to the business to be transacted thereat are present, either in person or by proxy, shall be a valid meeting for the transaction of business, notwithstanding that notice has not been given as hereinabove provided.

     SECTION 2.06.  QUORUM, MANNER OF ACTING AND ADJOURNMENT.  A quorum at all
     -------------------------------------------------------
meetings of the Shareholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws, shall consist of forty percent (40%) of the outstanding shares of common stock (excluding treasury shares) present in person or represented by proxy, multiplied by the number of votes represented by those shares. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record having voting power with respect to the business to be transacted at such meeting. When a quorum is present at any meeting, the vote of the holders of the majority of the votes represented by the stock having voting power with respect to a question present in person or represented by proxy shall decide any such question brought before such meeting, unless the question is one upon which, by express provision of the applicable statute or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision on such question. Except upon those questions governed by the aforesaid express provisions, the Shareholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough Shareholders to leave less than a quorum.

     SECTION 2.07.  ORGANIZATION.  At every meeting of the Shareholders, the
     ---------------------------
President, or in the absence of the President, one of the following persons present in the order stated: Chairman of the Board, if any; a chairman designated by the Board of Directors, or a chairman chosen by the Shareholders, shall act as chairman, and the Secretary, or in his absence, an Assistant Secretary or a person appointed by the chairman of the meeting, shall act as secretary of the meeting.

     SECTION 2.08.  VOTING, PROXIES.  Except as provided in the Certificate of
     ------------------------------
Incorporation or in a resolution adopted by the Board of Directors pursuant to
Section 1032 of the Oklahoma General Corporation Act and subject to Section 1058 of such Act, each Shareholder shall at every meeting of the Shareholders be entitled to vote in person or by proxy each share of capital stock having voting power held by such Shareholder. No proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be executed in writing by the Shareholder or by his duly authorized attorney-in-fact and filed with the Secretary of the Corporation or the secretary of the meeting prior to being voted. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A proxy shall not be revoked by death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

     SECTION 2.09.  ACTION BY SHAREHOLDERS IN LIEU OF MEETING.  Any action which
     --------------------------------------------------------
may be or is required to be taken at an annual or special meeting of the Shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, only if all of the Shareholders of the Corporation entitled to vote thereon consent to such action in writing.

     SECTION 2.10.  VOTING LISTS.  The officer who has charge of the stock
     ---------------------------
ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting. The list shall be arranged in alphabetical order and show the address of each Shareholder and the number of shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Shareholder who is present.

                                  ARTICLE III
                                  -----------
                              BOARD OF DIRECTORS
                              ------------------

     SECTION 3.01.  POWERS.  The Board of Directors shall have full power to
     ---------------------
manage the business and affairs of the Corporation, and all powers of the Corporation, except those specifically reserved or granted to the Shareholders by statutes, the Certificate of Incorporation or these By-Laws, are hereby granted to and vested in the Board of Directors.

     SECTION 3.02.  NUMBER AND TERM OF OFFICE.  The number of Directors
     ----------------------------------------
constituting the entire Board of Directors shall not be less than three (3), nor more than fifteen (15), the exact number within such limits to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors; provided, however, that the number of Directors shall not be reduced so as to shorten the term of any Director at that time in office, and provided further, that the number of Directors constituting the entire Board of Directors shall be five (5) until otherwise fixed by a majority of the entire Board of Directors. All Directors of the Corporation shall be natural persons of legal age. Directors need not be residents of Oklahoma, nor Shareholders of the Corporation.

     SECTION 3.03.  NOMINATIONS.  Nominations of candidates for election as
     --------------------------
Directors of the Corporation at any meeting of the Shareholders may be made by or at the direction of the Board of Directors or by any Shareholder entitled to vote at such meeting, in accordance with the following procedures. Nominations made by or at the direction of the Board of Directors may be made at any time. At the request of the Secretary of the Corporation, each proposed nominee shall provide the Corporation with such information concerning the proposed nominee as is required under the rules of the Securities and Exchange Commission, to be included in the Corporation's proxy statement soliciting proxies for the nominee's election as a Director. Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to notice in writing to the Secretary of the Corporation. Such notice shall be given:

     A. With respect to an election to be held at the annual meeting of Shareholders, not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of the Shareholders of the Corporation; provided, however, if the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, not later than the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs, and

     B. With respect to an election to be held at a special meeting of Shareholders for the election of Directors, not later than the close of business on the tenth (10) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

     Such notice to the Secretary shall also set forth:

     (1)  The name and record address of such Shareholder;

     (2) The number and type of shares of stock of the Corporation which are beneficially owned by such Shareholder;

     (3) The name, age, business address and residence address of each nominee proposed in such notice;

     (4)  The principal occupation or employment of each such nominee;

     (5) The number and type of shares of stock of the Corporation which are beneficially owned by each such nominee;

     (6) Such other information concerning each such nominee as would be required under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominees;

     (7) A description of all arrangements or understandings between such Shareholder and any other person or persons (including their names) in connection with the nomination of each such nominee and any material interest of each such Shareholder in each such nomination; and

     (8) A representation that such Shareholder intends to appear in person or by proxy at the meeting to nominate each such nominee.

Such notice shall include a signed consent of each such nominee to serve as a Director of the Corporation, if elected. The Corporation shall not be obligated to include in its proxy materials any person who is nominated by a Shareholder as a candidate for election as a Director. In the event that a person who is validly designated as a nominee in accordance with this Section shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors may designate a substitute nominee. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

     SECTION 3.04.  RESIGNATIONS.  Any Director of the Corporation may resign at
     ---------------------------
any time by giving written notice to the President or the Secretary of the Corporation. Resignations shall become effective upon receipt or at such later time as shall be specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.05.  VACANCIES AND NEWLY CREATED DIRECTORSHIPS.  Any vacancies in
     --------------------------------------------------------
the Board of Directors for any reason, and any directorships resulting from any increase in the number of Directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any Director so chosen shall hold office until the next election and until such Director's successor shall be elected and shall qualify. If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then an election of Directors may be held by the Shareholders or in the manner provided by statute.

     SECTION 3.06.  ORGANIZATION.  At every meeting of the Board of Directors,
     ---------------------------
the Chairman of the Board, if any, or in the case of a vacancy in the office or absence of the Chairman of the Board, the President or, in his absence, a chairman chosen by a majority of the Directors present, shall preside, and the Secretary or, in his absence, an Assistant Secretary or any person appointed by the chairman of the meeting, shall act as secretary of the meeting.

     SECTION 3.07.  PLACE OF MEETING.  The Board of Directors may hold its
     -------------------------------
meetings, both regular and special, at such place or places within or without the State of Oklahoma as the Board of Directors may from time to time appoint, or as may be designated in the notice calling the meeting.

     SECTION 3.08.  ORGANIZATION MEETING.  The first meeting of each newly
     -----------------------------------
elected Board of Directors shall, unless otherwise specified by the President of the Corporation, be held immediately after, and at the same place as, the annual meeting of the Shareholders. Notice of such meeting to the newly elected Directors shall not be necessary in order legally to constitute the meeting, provided a quorum shall be present.

     SECTION 3.09.  REGULAR MEETINGS.  Regular meetings of the Board of
     -------------------------------
Directors may be held without notice at such time and place as shall be designated from time to time by resolution of the Board of Directors. If the date fixed for any such regular meeting shall be a legal holiday under the laws of the State where such meeting is to be held, then the same shall be held on the next succeeding business day, not a Saturday, or at such other time as may be determined by resolution of the Board of Directors. At such meetings, the Directors shall transact such business as may properly be brought before the meeting.

     SECTION 3.10.  SPECIAL MEETINGS.  Special meetings of the Board of
     -------------------------------
Directors shall be held whenever called by the Chairman of the Board, if any, the President, or by two or more of the Directors. Notice of each such meeting shall be given to each Director by telephone, telegram, facsimile, in writing or in person at least twenty-four (24) hours (in the case of notice by telephone or in person) or forty-eight (48) hours (in the case of notice by telegram or facsimile) or five (5) days (in the case of notice by mail) before the time at which the meeting is to be held. Each such notice shall state the time, place and purpose of the meeting to be so held. Except as otherwise specifically provided in these By-Laws, no notice of the objects or purposes of any special meeting of the Board of Directors need be given, and unless otherwise indicated in the notice thereof, any and all business may be transacted at any such special meeting.

     SECTION 3.11.  CONFERENCE TELEPHONE MEETINGS.  One or more Directors
     --------------------------------------------
may participate in a meeting of the Board, or of a committee of the Board, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

     SECTION 3.12.  QUORUM, MANNER OF ACTING AND ADJOURNMENT.  At all meetings
     -------------------------------------------------------
of the Board a majority of the Directors shall constitute a quorum for the transaction of business. The vote of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except on additions, amendments, repeal or any changes whatsoever in these By-Laws, with respect to any of which the affirmative votes of at least a majority of the members of the Board of Directors shall be necessary for the adoption of such changes and except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.13.  COMMITTEES.  The Board of Directors may, by resolution
     -------------------------
adopted by a majority of the whole Board, designate an executive committee and one (1) or more other committees, each committee to consist of one (1) or more Directors of the Corporation. The Board may designate one (1) or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member, and the alternate or alternates, if any, designated for such member, of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. A majority of the members of any committee, as at the time constitute, shall be necessary to constitute a quorum thereof, and the act of a majority of the members of any committee who are present at any meeting thereof at which a quorum is present shall be the act of such committee. Any vacancy in any committee shall be filed by a vote of a majority of the Directors at the time in office.

     Any such committee to the extent provided in the resolution establishing such committee shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, except that no such committee shall have the authority of the Board of Directors in reference to amending the Certificate of Incorporation, approving a plan of merger or consolidation (other than a merger contemplated by Section 1083 of the Oklahoma General Corporation Act), recommending to the Shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, recommending to the Shareholders a voluntary dissolution of the Corporation or a revocation thereof, amending, altering or repealing these By-Laws or adopting new By-Laws for the Corporation, filing vacancies in the Board of Directors or any such committee, filling any Directorship to be filled by reason of an increase in the number of Directors, electing or removing officers or members of any such committee, fixing the compensation of any member of such committee, or altering or repealing any resolution of the Board of Directors which provides for any of the foregoing or which by its terms provides that it shall not be so amendable or repealable; and no such committee shall have the power or authority to declare a dividend or to authorize the issuance of shares of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee so formed shall fix the time and place of its meetings and its own rules of procedure and shall keep regular minutes of its meetings and report from time to time to the Board of Directors.

     SECTION 3.14.  CONSENT OF DIRECTORS IN LIEU OF MEETING.  Unless otherwise
     ------------------------------------------------------
restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or the Committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or the committee.

     SECTION 3.15.  PRESUMPTION OF ASSENT.  A Director who is present at a
     ------------------------------------
meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or unless he shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     SECTION 3.16.  COMPENSATION OF DIRECTORS.  Unless otherwise restricted by
     ----------------------------------------
the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     SECTION 3.17.  HOLDERS OF PREFERRED STOCK.  Notwithstanding the foregoing,
     -----------------------------------------
whenever the holders of any one (1) or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of Shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto.

                                   ARTICLE IV
                                   ----------
                                NOTICES, WAIVERS
                                ----------------

     SECTION 4.01.  NOTICE, WHAT CONSTITUTES.  Whenever, under the provisions
     ---------------------------------------
of the statutes of Oklahoma or the Certificate of Incorporation or these By-Laws, notice is required to be given to any Director or Shareholder, it may be given in writing by:

     A. Mail or nationally recognized commercial delivery service, addressed to such Director or Shareholder, at his address as it appears on the records of the Corporation, with postage or other charges thereon prepaid, or

     B. Confirmed facsimile, addressed to such Director or Shareholder, at his facsimile number as it appears on the records of the Corporation.

Notice given in accordance with this provision shall be deemed to be given at the time when the same shall be deposited in the United States Mail or with such a delivery service or transmitted by confirmed facsimile. Notice to Directors of special meetings must be given in accordance with Section 3.10 of Article III hereof.

     SECTION 4.02. WAIVERS OF NOTICE.  Whenever any notice is required to be
     -------------------------------
given under the provisions of the Certificate of Incorporation, these By-Laws or by statute, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Shareholders, Directors or members of a committee of Directors need be specified in any written waiver of notice of such meeting unless so required by the Certificate of

Incorporation or these By-Laws. Attendance by a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

                                   ARTICLE V
                                   ---------
                                    OFFICERS
                                    --------

     SECTION 5.01.  NUMBER, QUALIFICATIONS AND DESIGNATION.  The officers of the
     -----------------------------------------------------
Corporation shall be chosen by the Board of Directors and shall be a President, Secretary and such other officers as may be elected in accordance with the provisions of Section 5.03 of this Article. One (1) person may hold more than one office. Officers may be, but need not be, Directors or Shareholders of the Corporation.

     SECTION 5.02.  ELECTION AND TERM OF OFFICE.  The officers of the
     ------------------------------------------
Corporation, except those elected by delegated authority pursuant to Section
5.03 of this Article, shall be elected by the Board of Directors, and each such officer shall hold his office at the pleasure of the Board of Directors and until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation or may be removed, with or without cause, by the Board of Directors.

     SECTION 5.03.  OTHER OFFICERS, COMMITTEES AND AGENTS.  The Board of
     ----------------------------------------------------
Directors may from time to time elect such other officers, including without limitation, a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a Treasurer and one (1) or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and appoint such committees, employees and other agents as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are provided in these By-Laws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

     SECTION 5.04.  CHAIRMAN OF THE BOARD AND VICE CHAIRMAN.  The Chairman of
     ------------------------------------------------------
the Board of Directors, if any, shall preside at all meetings of the Board of Directors. He may sign, with the Secretary or any other proper officer of the Corporation, thereunto authorized by the Board of Directors, and deliver on behalf of the Corporation any deeds, mortgages, bonds, contracts, powers of attorney and other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed, and he shall perform such other duties as may be prescribed by the Board of Directors from time to time. The Vice Chairman, if any, shall, at the request of the Chairman or in his absence or disability, perform the duties and exercise the powers of the Chairman, and shall perform such other duties as the Board of Directors shall prescribe.

     SECTION 5.05.  PRESIDENT.  Unless otherwise designated by the Board of
     ------------------------
Directors, the President shall be the chief executive and chief operating officer of the Corporation and shall have general charge and active management of the business, properties and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.
He shall preside at all meetings of the Shareholders and, if there is no Chairman or Vice Chairman of the Board, or in their absence, all meetings of the Board of Directors. He shall possess the power to execute and acknowledge, in the name and under the seal of the Corporation, deeds, mortgages, bonds, contracts, certificates and other instruments authorized by the Board of Directors, except as may be otherwise provided or required by law, and except as may be expressly delegated by the Board of Directors or by these By-Laws. He may employ all agents and employees of the Corporation and may discharge any such agent or employee, and in general, shall perform all duties incident to the office of President, and such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 5.06.  VICE PRESIDENTS.  Any Vice President shall, at the request
     ------------------------------
of the President or in his absence or disability, perform the duties and exercise the powers of the President and such other duties as may from time to time be assigned by the Board of Directors or by the President. At the discretion of the

 Board of Directors, one (1) or more Vice Presidents may be designated as an Executive Vice President or Senior Vice President.

     SECTION 5.07.  SECRETARY AND ASSISTANT SECRETARIES.  Unless otherwise
     --------------------------------------------------
directed by the Board of Directors, the Secretary shall attend all meetings of the Shareholders and of the Board of Directors and shall record the proceedings of the Shareholders and of the Directors and of committees of the Board in a book or books to be kept for that purpose; see that notices are given and records and reports properly kept and filed by the Corporation as required by law; be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, perform all duties incident to the office of Secretary, and such other duties as may from time to time be assigned to him by the Board of Directors or the President. Any Assistant Secretary shall, at the request of the Secretary or in his absence or disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors or the President shall prescribe.

     SECTION 5.08.  TREASURER AND ASSISTANT TREASURERS.  The Treasurer, if any
     -------------------------------------------------
and unless otherwise designated by the Board of Directors, shall be the chief financial officer of the Corporation. The Treasurer shall have or provide for the custody of the funds or other property of the Corporation; whenever so required by the Board of Directors, shall render an account showing his transactions as Treasurer and the financial condition of the Corporation; and, in general, shall discharge such other duties as may from time to time be assigned to him by the Board of Directors or the President. Any Assistant Treasurer shall, at the request of the Treasurer or in his absence or disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors or the President shall prescribe. If no Treasurer is elected, the President or such other officer designated by the Board of Directors shall have the authority and perform the duties of the Treasurer.

     SECTION 5.09.  OFFICERS' BONDS.  No officer of the Corporation need provide
     ------------------------------
a bond to guarantee the faithful discharge of his duties unless the Board of Directors shall by resolution so require a bond, in which event such officer shall give the Corporation a bond (which shall be renewed if and as required) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office.

     SECTION 5.10.  COMPENSATION.  The compensation of the officers and agents
     ---------------------------
of the Corporation elected by the Board of Directors shall be fixed from time to time by the Board of Directors. Any employment contract, whether for an officer, agent or employee, if expressly approved or specifically authorized by the Board of Directors, may fix a term of employment, and any such contract, but only if so approved or authorized, shall be valid and binding upon the Corporation in accordance with the terms thereof; provided, however, these provisions shall not limit or restrict in any way the right of the Corporation at any time in its discretion (which right is hereby expressly reserved) to remove from office, discharge or terminate the employment or otherwise dispense with the services of any such officer, agent or employee, as provided in these By-Laws, prior to the expiration of the term of employment under any such contract, provided only that the Corporation shall not thereby be relieved of any continuing liability for salary or other compensation provided for in such contract.

     SECTION 5.11.  ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS.
     ----------------------------------------------------------------------
Unless otherwise directed by the Board of Directors, the Chairman of the Board of Directors, if any, the President or any Vice President of the Corporation shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders, or with respect to any action of security holders, of any other corporation in which the Corporation may hold securities and shall have power to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE VI
                                   ----------
                                 CAPITAL STOCK
                                 -------------

     SECTION 6.01.  ISSUANCE.  The Directors may, at any time and from time to
     -----------------------
time, if all of the shares of capital stock which the Corporation is authorized by the Certificate of Incorporation to issue have not been issued, subscribed for or otherwise committed to be issued, issue or take subscriptions for additional shares of its capital stock up to the amount authorized in the Certificate of Incorporation. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, the Board of Directors may provide by resolution that some or all of any or all classes and series of the shares of capital stock of the Corporation shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. The stock certificates of the Corporation shall be numbered and registered in the stock ledger and transfer books of the Corporation as they are issued. The Board of Directors may also appoint one (1) or more transfer agents and/or registrars for its stock of any class or classes and for the transfer and registration of certificates representing the same and may require stock certificates to be countersigned by one (1) or more of them. They shall be signed by the Chairman or Vice Chairman of the Board of Directors or the President or a Vice President and attested by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed. Any or all the signatures upon such certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar, before the certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

     SECTION 6.02.  REGULATIONS REGARDING CERTIFICATES.  Except as otherwise
     -------------------------------------------------
provided by law, the Board of Directors shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issuance, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

     SECTION 6.03.  STOCK CERTIFICATES.  Stock certificates of the Corporation
     ---------------------------------
shall be in such form as is provided by statute and approved by the Board of Directors. The stock record books and the blank stock certificate books shall be kept by the Secretary of the Corporation or by any agency designated by the Board of Directors for that purpose.

     SECTION 6.04.  LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.  The
     ----------------------------------------------------------------
President, or at his direction, a Vice President, may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the President or such Vice President may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the President or such Vice President may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 6.05.  RECORD HOLDER OF SHARES.  The Corporation shall be entitled
     --------------------------------------
to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Oklahoma. Shares standing in the name of a deceased person may be voted by his administrator, or executor, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

     SECTION 6.06.  DETERMINATION OF SHAREHOLDERS OF RECORD FOR VOTING AT
     --------------------------------------------------------------------
MEETINGS.  In order that the Corporation may determine the Shareholders entitled
--------
to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty
(60) days prior to any other action. If no record date is fixed by the Board of Directors, the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 6.07.  DETERMINATION OF SHAREHOLDERS OF RECORD FOR DIVIDENDS AND
     ------------------------------------------------------------------------
DISTRIBUTIONS.  In order that the Corporation may determine the Shareholders
-------------
entitled to receive payment of any dividend or other distribution or allotment of any rights or the Shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining Shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     SECTION 6.08.  DETERMINATION OF SHAREHOLDERS OF RECORD FOR WRITTEN CONSENT.
     --------------------------------------------------------------------------
In order that the Corporation may determine the

Shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining Shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Oklahoma, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Shareholders are recorded. Delivery made to a Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors, when prior action by the Board of Directors is required by statute, the record date for determining Shareholders entitled to consent to Corporation action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                                  ARTICLE VII
                                  -----------
                         INDEMNIFICATION OF DIRECTORS,
                         -----------------------------
                 OFFICERS AND OTHER AUTHORIZED REPRESENTATIVES
                 ---------------------------------------------

     SECTION 7.01. INDEMNIFICATION OF AUTHORIZED REPRESENTATIVES IN THIRD PARTY
     --------------------------------------------------------------------------
PROCEEDINGS.  The Corporation shall indemnify any person who was or is an
-----------
"authorized representative" of the Corporation (which shall mean for purposes of this Article VII a Director, officer, employee or agent of the Corporation, or a person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and who was or is a "party" (which shall include for purposes of this Article VII the giving of testimony or similar involvement) or is threatened to be made a party to any "third party proceeding" (which shall mean for the purposes of this Article VII any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation) by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses (which shall include for purposes of this Article VII attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to, the best interests of the Corporation, or, with respect to any criminal third party proceeding, did not have reasonable cause to believe that such conduct was unlawful.

     SECTION 7.02.  INDEMNIFICATION OF AUTHORIZED REPRESENTATIVES IN CORPORATE
     -------------------------------------------------------------------------
PROCEEDINGS.  The Corporation shall indemnify any person who was or is an
-----------
authorized representative of the Corporation and who was or is a party or is threatened to be made a party to any "corporate proceeding" (which shall mean for purposes of this Article VII any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor or investigative proceeding by the Corporation) by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such corporate proceeding if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a district court or the court in which such corporate proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the district court or such other court shall deem proper.

     SECTION 7.03.  MANDATORY INDEMNIFICATION OF AUTHORIZED REPRESENTATIVES.  To
     ----------------------------------------------------------------------
the extent that an authorized representative of the Corporation has been successful on the merits or otherwise in defense of any third party or corporate proceeding referred to in Sections 7.01 or 7.02 above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection therewith.

     SECTION 7.04  DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.  Any
     -------------------------------------------------------------
indemnification under Sections 7.01, 7.02 or 7.03 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7.01, 7.02 or 7.03 of this
Article VII.  Such determination shall be made:

     A. By the Board of Directors by a majority of a quorum consisting of Directors who were not parties to such action, suit or proceeding; or

     B. If such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion; or

     C.   By the Shareholders.

     SECTION 7.05.  BURDEN OF PROOF.  In the event a claim for indemnification
     ------------------------------
by an authorized representative is denied by the Corporation (except for a claim by a person described in Section 7.08 hereof), the Corporation shall, in any subsequent legal proceedings relating to such denial, have the burden of proving that indemnification was not required under Sections 7.01, 7.02 or 7.03 of these By-Laws without regard to Section 7.04 hereof or under any other agreement or undertaking between the Corporation and the authorized representative or was not permitted under applicable law.

     SECTION 7.06.  ADVANCING EXPENSES.  Expenses incurred by an officer or
     ---------------------------------
Director in defending a third party or corporate proceeding shall be paid by the Corporation in advance of the final disposition of such third party or corporate proceeding upon receipt of an undertaking by or on behalf of such officer or Director to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     SECTION 7.07.  EMPLOYEE BENEFIT PLANS.  For purposes of this Article VII,
     -------------------------------------
the Corporation shall be deemed to have requested an authorized representative to serve an employee benefit plan where the performance by such person of duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on an authorized representative with respect to an employee benefit plan pursuant to applicable law shall be included within the meaning of "fines;" and action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

     SECTION 7.08.  PERSONS OTHER THAN AUTHORIZED REPRESENTATIVES.  The
     ------------------------------------------------------------
Corporation may, but is not required to, indemnify any person who is not also an authorized representative if the determining group as specified in Section 7.04 A, B or C determines that such indemnification is proper in the specific case.

     SECTION 7.09.  SCOPE OF ARTICLE.  The indemnification of and advancement of
     -------------------------------
expenses to any authorized representatives, as authorized by this Article VII, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of Shareholders or disinterested Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     SECTION 7.10. RELIANCE ON PROVISIONS.  Each person who shall act as an
     ------------------------------------
authorized representative of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article VII, and the provisions of this Article VII shall be deemed a contract between the Corporation and the authorized representative.

     SECTION 7.11.  INSURANCE.  The Corporation shall have the power to, but
     ------------------------
shall not be obligated to, purchase and maintain insurance on behalf of any person who is or was an authorized representative of the Corporation, or is or was serving at the request of the Corporation as an authorized representative or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII.

     SECTION 7.12.  RIGHTS CONTINUE.  The indemnification and advancement of
     ------------------------------
expenses provided by or granted pursuant to this Article VII, unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 7.13.  REFERENCES TO CORPORATION.  For purposes of this Article
     ----------------------------------------
VII, references to "the Corporation" shall be deemed to include all constituent corporations absorbed in a consolidation or merger, as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation in the same capacity.

                                 ARTICLE VIII
                                 ------------
                              GENERAL PROVISIONS
                              ------------------

     SECTION 8.01.  DIVIDENDS.  Subject to the provisions of the Certificate of
     ------------------------
Incorporation, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, in accordance with law. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 8.02.  ANNUAL STATEMENTS.  The Board of Directors shall present at
     --------------------------------
each annual meeting, and at any special meeting of the Shareholders when called for by vote of the Shareholders, a full and clear statement of the business and condition of the Corporation.

     SECTION 8.03.  CONTRACTS.  The Chairman of the Board of Directors, the
     ------------------------
President or a Vice President of the Corporation shall sign, in the name and on behalf of the Corporation, all deeds, bonds, contracts, mortgages and other instruments, the execution of which shall be authorized by the Board of Directors; provided, however, that the Board of Directors may authorize any other officer or officers or any agent or agents to sign in the name and on behalf of the Corporation, any such deed, bond, contract, mortgage or other instrument. Such authority may be general or confined to specific instances.

     SECTION 8.04.  CHECKS.  All checks, notes, bills of exchange or other
     ---------------------
orders in writing shall be signed by such person or persons as the Board of Directors may from time to time designate.

     SECTION 8.05.  CORPORATE SEAL.  The corporate seal shall have inscribed
     -----------------------------
thereon the name of the Corporation and the state of its incorporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

     SECTION 8.06.  AMENDMENT OF BY-LAWS.  These By-Laws may be altered, amended
     -----------------------------------
or repealed or new By-Laws may be adopted by the Shareholders or by the Board of Directors at any regular or special meeting of the Shareholders or of the Board of Directors, if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting.

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

     The undersigned, being all of the Directors, do hereby certify that the foregoing Amended and Restated By-Laws are as approved and adopted by the Board of Directors on the 15th day of December, 1997.


/s/ CRAIG KETCHUM                                  /s/ BETTY KETCHUM
_____________________________                      __________________________
Craig Ketchum                                      Betty Ketchum

/s/ WAYNE WINDHAM                                  /s/ DEE PAIGE
_____________________________                      __________________________
Wayne Windham                                      Dee Paige

                                                   /s/ DAVID L. NOSS
                                                   __________________________
                                                   David L. Noss

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